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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-56707 and 333-61747) of Total Containment, Inc. of our report dated March 7, 1997 appearing on page 13 in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, PA
March 19, 1999